UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 18, 2012

FIRST CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-25023	35-2056949
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 Federal Drive N.W., Corydon, Indiana 47112
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (812) 738-2198

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

First Capital, Inc. (the “Company”), the holding company for First Harrison Bank, erroneously disclosed in the definitive proxy materials for the Company’s 2012 annual meeting of shareholders that Michael L. Shireman, who is a member of the Nominating Committee of the Company’s Board of Directors, is not an “independent” director under the listing standards of the Nasdaq Stock Market, Inc.  The Company hereby confirms that Mr. Shireman is an independent director under the listing standards of the Nasdaq Stock Market, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CAPITAL, INC.

Date: May 18, 2012	By:	/s/ M. Chris Frederick
M. Chris Frederick
Senior Vice President and Chief Financial Officer